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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------

                             WASHINGTON, D.C. 20599

                                    FORM 8-K
                                    --------

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934



    Date of Report (Date of earliest event reported)    May 14, 2002
                                                      ----------------

                   BASSETT FURNITURE INDUSTRIES, INCORPORATED
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

              VIRGINIA                      0-209               54-0135270
    --------------------------------  --------------------   -------------------
    (State or other jurisdiction of   (Comission File No.)    (I.R.S. Employer
     incorporation or organization)                          Identification No.)

            3525 FAIRYSTONE PARK HIGHWAY
            BASSETT, VIRGINIA                                     24055
    ----------------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code       276/629-6000
                                                           --------------------


Item 4.  Changes in Registrant's Certifying Accountant

        On May 13, 2002, the Board of Directors of Bassett Furniture Industries, Inc. (the "Company"), upon recommendation of its Audit Committee, decided to dismiss Arthur Andersen as the Company's independent public accountants and engaged Ernst & Young LLP ("Ernst & Young") to serve as the Company's independent public accountants for the Company's fiscal year 2002, effective immediately.

        Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During the fiscal years ended November 25, 2000, and November 24, 2001, and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of any such disagreement in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304 (a) (1) (v) of Regulation S-K.

        The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached, as Exhibit 16, is a copy of Arthur Andersen's letter, dated May 13, 2002, stating its agreement with such statements.

        During the fiscal years ended November 25, 2000 and November 24, 2001, and through the date hereof, the Company did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304 (a) (2) (i) and (ii) of Regulation S-K.

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Item 7.  Financial Statements and Exhibits.

        (c) Exhibits.

            (16) Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 13, 2002, regarding change in certifying accountant.



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                                   Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BASSETT FURNITURE INDUSTRIES, INCORPORATED

Date:  May 14, 2002             By: /s/ BARRY C. SAFRIT
                                ------------------------------------
                                Barry C. Safrit
                                Title: Vice President, Chief Financial Officer











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                                  EXHIBIT INDEX


                                        Description

Exhibit No. 16     Letter from Arthur Andersen LLP to the Securities and
                   Exchange Commission, dated May 13, 2002, regarding change in certifying accountant.